Supplement, dated March 15, 2007,
                 to the Prospectus, dated February 1, 2007, for Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman
New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series
                          (collectively, the "Series")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in Series' Prospectus.

The following information is added to each Fund's (other than the National Fund's) "Principal Investment Strategies" at the end of the second paragraph that describes the Fund's 80% investment policy (in the case of the Pennsylvania Fund, after the first sentence of the second paragraph):

Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State.